EXHIBIT 99.3

Goldman, Sachs & Co.
GSAMP 2004 HE2
All records
================================================================================

---------------------------------------------------
Stats
---------------------------------------------------
Count: 5491
Balance: $916,299,639.19
Curr WAC: 7.084
Orig WAM: 356.51
Am WAM: 355.69
WAM: 355.47
Age: 1
per Cap: 1.000
MaxRate: 13.631
LifeCap: 6.421
MTR: 27.30
Margin: 6.166
OLTV: 84.23
Combo OLTV: 85.25
FICO: 628.868
---------------------------------------------------


---------------------------------------------------
Principal Balance              Percent        count
---------------------------------------------------
0.01 - 50,000.00                  0.70          184
50,000.01 - 100,000.00           11.61        1,347
100,000.01 - 150,000.00          20.32        1,496
150,000.01 - 200,000.00          18.03          954
200,000.01 - 250,000.00          13.72          561
250,000.01 - 275,000.00           5.13          179
275,000.01 - 350,000.00          13.40          395
350,000.01 - 400,000.00           7.79          190
400,000.01 - 450,000.00           4.22           91
450,000.01 - 500,000.00           4.37           83
500,000.01 - 550,000.00           0.29            5
550,000.01 - 600,000.00           0.12            2
600,000.01 - 750,000.00           0.29            4
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
min: $14,000.00
max: $672,388.23
avg: $166,873.00
---------------------------------------------------


---------------------------------------------------
Current Rate                   Percent        count
---------------------------------------------------
4.751 - 5.250                     2.27           63
5.251 - 5.750                     9.02          343
5.751 - 6.250                    13.67          590
6.251 - 6.750                    16.72          822
6.751 - 7.250                    18.49          971
7.251 - 7.750                    16.80          973
7.751 - 8.250                    10.77          687
8.251 - 8.750                     6.54          451
8.751 - 9.250                     2.81          224
9.251 - 9.750                     1.15          104
9.751 - 10.250                    0.57           62
10.251 - 10.750                   0.25           36
10.751 - 11.250                   0.29           55
11.251 - 11.750                   0.28           43
11.751 - 12.250                   0.19           34
12.251 >=                         0.18           33
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
min: 4.990
max: 14.250
wa: 7.084
---------------------------------------------------


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Original Term                  Percent        count
---------------------------------------------------
120.001 - 180.000                 1.34          140
180.001 - 240.000                 0.76           58
300.001 - 360.000                97.90        5,293
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
min: 180
max: 360
wa: 357
---------------------------------------------------


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Am WAM                         Percent        count
---------------------------------------------------
0 <=                              6.74          240
121 - 180                         1.15           92
181 - 240                         0.76           58
301 - 360                        91.35        5,101
---------------------------------------------------
Total:                          100.00        5,491
non-zero min: 174
max: 360
wa: 356
---------------------------------------------------


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prepterm                       Percent        count
---------------------------------------------------
 0.000                           17.95          973
12.000                            5.74          218
24.000                           28.13        1,496
36.000                           48.15        2,802
60.000                            0.04            2
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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Interest Only                  Percent        count
---------------------------------------------------
N                                93.30        5,253
Y                                 6.70          238
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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LIEN POSITION RAW              Percent        count
---------------------------------------------------
1                                98.72        5,249
2                                 1.28          242
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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PRODUCT                        Percent        count
---------------------------------------------------
2 YR ARM                         42.09        2,181
3 YR ARM                         28.77        1,567
FIXED                            29.13        1,743
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Total:                          100.00        5,491
---------------------------------------------------


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PROPERTY TYPE                  Percent        count
---------------------------------------------------
2-4 Unit                          7.13          306
Condo                             5.04          315
Manufactured Housing              0.60           52
PUD                               8.70          435
SFR                              78.23        4,360
Townhouse                         0.30           23
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


                                  Jul 15, 2004                       Page 1 of 3

Goldman, Sachs & Co.
GSAMP 2004 HE2
All records
================================================================================

---------------------------------------------------
OCCUPANCY                      Percent        count
---------------------------------------------------
Investment                        7.71          495
Owner Occupied                   91.64        4,963
Second Home                       0.65           33
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Total:                          100.00        5,491
---------------------------------------------------


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PURPOSE                        Percent        count
---------------------------------------------------
Purchase New                     37.89        2,167
Refi - Cash Out                  56.13        2,995
Refi - No Cash Out                5.98          329
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Total:                          100.00        5,491
---------------------------------------------------


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DOCUMENTATION                  Percent        count
---------------------------------------------------
12 MONTH BANK STATEMENTS          0.01            1
FULL                             59.21        3,484
LIMITED DO                        3.60          168
NIV                              16.05          884
STATED                           21.12          954
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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OLTV                           Percent        count
---------------------------------------------------
1 - 50                            2.44          323
51 - 55                           0.42           28
56 - 60                           0.87           57
61 - 65                           2.05          107
66 - 70                           2.66          144
71 - 75                           5.07          260
76 - 80                          25.47        1,331
81 - 85                           9.65          571
86 - 90                          24.72        1,316
91 - 95                          25.34        1,276
96 - 100                          1.31           78
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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Combo OLTV                     Percent        count
---------------------------------------------------
1 - 50                            1.17           82
51 - 55                           0.42           28
56 - 60                           0.87           57
61 - 65                           2.05          107
66 - 70                           2.66          144
71 - 75                           5.07          260
76 - 80                          25.47        1,331
81 - 85                           9.65          571
86 - 90                          24.73        1,318
91 - 95                          25.39        1,289
96 - 100                          2.52          304
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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FICO                           Percent        count
---------------------------------------------------
1 - 500                           0.09            6
501 - 520                         2.41          151
521 - 540                         3.17          221
541 - 560                         5.84          360
561 - 580                         7.17          421
581 - 600                        10.18          600
601 - 620                        16.05          889
621 - 640                        15.96          853
641 - 660                        13.32          708
661 - 680                         8.60          447
681 - 700                         6.73          340
701 - 720                         4.49          219
721 - 740                         2.49          112
741 - 760                         1.51           81
761 - 780                         1.36           55
781 - 800                         0.56           24
801 >=                            0.07            4
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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ARM Indicator                  Percent        count
---------------------------------------------------
N                                29.13        1,743
Y                                70.87        3,748
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


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Per Rate Cap                   Percent        count
---------------------------------------------------
<= 0.000                         29.13        1,743
0.501 - 1.000                    70.86        3,747
1.001 - 1.500                     0.01            1
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
min: 1.000
max: 1.500
wa: 1.000
---------------------------------------------------


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Initial Periodic Cap           Percent        count
---------------------------------------------------
0                                29.13        1,743
1                                 0.01            1
2                                41.36        2,058
3                                29.50        1,689
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
min: 1.000
max: 3.000
wa: 2.416
---------------------------------------------------


                                  Jul 15, 2004                       Page 2 of 3

Goldman, Sachs & Co.
GSAMP 2004 HE2
All records
================================================================================

---------------------------------------------------
Months to Roll                 Percent        count
 0                               29.13        1,743
16                                0.05            2
18                                0.14            8
19                                0.56           31
20                                0.01            1
21                                0.50           25
22                               35.91        1,829
23                                0.73           34
24                                1.52           91
25                                2.58          154
26                                0.10            6
31                                0.16            5
33                                0.42           23
34                               16.57          901
35                                1.15           64
36                               10.49          574
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
nonzero-min: 16
max: 36
wa: 27
---------------------------------------------------


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Margins                        Percent        count
---------------------------------------------------
<= 2.000                         29.15        1,744
4.001 - 4.500                    12.34          653
4.501 - 5.000                     0.29           12
5.001 - 5.500                     6.16          260
5.501 - 6.000                    24.06        1,183
6.001 - 6.500                     9.37          455
6.501 - 7.000                     5.10          271
7.001 - 7.500                     4.71          287
7.501 - 8.000                     3.61          236
8.001 >=                          5.21          390
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
min: 4.500
max: 11.750
wa: 6.166
---------------------------------------------------


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Life Time Cap                  Percent        count
---------------------------------------------------
0                                29.13        1,743
6                                41.10        2,044
6                                 0.01            1
7                                 0.02            1
7                                29.66        1,699
8                                 0.03            1
8                                 0.02            1
8                                 0.03            1
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------
min: 6.000
max: 8.380
wa: 6.421
---------------------------------------------------


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MTR                            Percent        count
---------------------------------------------------
 0                               29.13        1,743
16                                0.05            2
18                                0.14            8
19                                0.56           31
20                                0.01            1
21                                0.50           25
22                               35.91        1,829
23                                0.73           34
24                                1.52           91
25                                2.58          154
26                                0.10            6
31                                0.16            5
33                                0.42           23
34                               16.57          901
35                                1.15           64
36                               10.49          574
---------------------------------------------------
Total:                          100.00        5,491
---------------------------------------------------


                                  Jul 15, 2004                       Page 3 of 3